UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 15, 2025

Merit Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On October 15, 2025, Merit Medical Systems, Inc. (“Merit”) issued a press release (the “Acquisition Press Release”) announcing it has signed a definitive asset purchase agreement with Pentax of America, Inc., a subsidiary of PENTAX® Medical, Inc., to acquire the C2 CryoBalloon™ device and related technology. The closing of the proposed transaction is expected to occur during the fourth quarter of 2025, subject to the satisfaction or waiver (in accordance with the provisions of the asset purchase agreement) of certain customary closing conditions.

Merit proposes to acquire the C2 CryoBalloon assets from Pentax of America, Inc. for total purchase consideration of $22 million, consisting of a $19 million cash payment at closing and potential contingent payments of up to $3 million payable upon meeting certain milestones.

A copy of the Acquisition Press Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Merit is making reference to non-GAAP information in the Acquisition Press Release. A quantitative reconciliation of such non-GAAP financial information to comparable GAAP financial information is not available without unreasonable effort.

The information contained in this Item 7.01 of this Current Report and in the attached Exhibit 99.1 is furnished pursuant to General Instruction B.2. of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Merit under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information included in this Current Report contains forward-looking statements about Merit that involve substantial risks and uncertainties. Merit intends such statements, and all subsequent forward-looking statements attributable to Merit, to be expressly qualified in their entirety by these cautionary statements and covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and Section 27A of the Securities Act. In some cases, forward-looking statements can be identified by the use of terminology such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “potential,” “project,” “will,” “would,” “seek,” “should,” “could,” “can,” “predict,” “potential,” “continue,” “objective” or other forms of these words or similar words or expressions, or the negative thereof or other comparable terminology. However, not all forward-looking statements contain such identifying words. All statements included in this Current Report, other than statements of historical fact, are forward-looking statements for purposes of the Exchange Act and the Securities Act, including any projections of earnings, revenues or other financial items, any statements of the plans and objectives for future operations, any statements concerning proposed new products or services, any statements regarding the integration, development or commercialization of the business or any assets acquired from other parties, any statements regarding future economic conditions or performance, and any statements of assumptions underlying any of the foregoing. Additionally, forward-looking statements include, among other things, inherent risks and uncertainties associated with Merit’s proposed acquisition of the C2 CryoBalloon device and related technology, Merit’s integration of the assets and operations proposed to be acquired from PENTAX Medical and its ability to achieve projected financial results, product development and other anticipated benefits of the proposed acquisition, and uncertainties as to whether Merit will achieve sales, gross and operating margin, net income and earnings per share performance consistent with its forecasts projected for the assets and operations proposed to be acquired from PENTAX Medical.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Merit’s actual results, levels of activity, performance or achievement to be materially different from those expressed or implied by these forward-looking statements, including those risks, uncertainties and other factors described in Merit’s Annual Report on Form 10-K for the year ended December 31, 2024 and Merit’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, and subsequent filings with the SEC.

All forward-looking statements included in this Current Report speak only as of the date made, are based on information available to Merit as of such date, and are subject to change. Merit assumes no obligation to update or revise any forward-looking statement. If Merit does update or correct one or more forward-looking statements, readers should not conclude that Merit will make additional updates or corrections. Merit’s actual results will likely differ, and may differ materially, from anticipated results. Readers should not unduly rely on any such forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated October 15, 2025, entitled “Merit Medical Signs Asset Purchase Agreement with PENTAX Medical to acquire C2 CryoBalloon Technology.”
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: October 17, 2025	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

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